UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): November 7, 2003
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                1-11250                          05-0450121
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        (Commission file number)         (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


                    Registrant's telephone number, including
                            area code: 401-392-1000
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Item 9.        Regulation FD Disclosure.
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               This Report  incorporates  by  reference:  (a) the press  release issued by GTECH on November 7, 2003 respecting GTECH's agreement to acquire Spielo Manufacturing Inc., which is attached as Exhibit 99(a) hereto, and (b) the script for GTECH's conference call held on November 7, 2003 respecting such acquisition, which is attached as Exhibit 99(b) hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GTECH HOLDINGS CORPORATION


                                         By: /s/ Jaymin B. Patel
                                            ------------------------------------
                                             Jaymin B. Patel
                                             Senior Vice President
                                               and Chief Financial Officer

Dated:  November 7, 2003


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                      Exhibit Index

 Exhibit Number                     Description
 ----------------------             --------------

 Exhibit 99(a)                      Press Release dated November 7, 2003

 Exhibit 99(b)                      November 7, 2003 Spielo Conference
                                    Call Script